                                                                    Exhibit 99.1

                       Ryder Vehicle Lease Trust 2001-A
                           Payment Date Certificate

   The undersigned, duly authorized representative of Ryder Truck Rental, Inc., as Administrative Agent under the Administration Agreement, among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain Supplement 2001-A Administration Agreement, dated as of February 1, 2001 (the "Administration Supplement"), certifies as follows pursuant to the Indenture, dated as of February 1, 2001 (the "Indenture"), between Ryder Vehicle Lease Trust 2001-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Trustee"):

1. Capitalized terms used in this Certificate have been defined in the Indenture;

2. Ryder Truck Rental, Inc. is the Administrative Agent;

3. The undersigned is an Officer of the Administrative Agent; and

4. The following information is supplied pursuant to Sections 8.03 and 8.04(e) of the Indenture and Section 5.02 of the Amended and Restated Trust Agreement, dated as of February 1, 2001 (the "Trust Agreement") between Ryder Funding LP and Chase Manhattan Bank Delaware, as Owner Trustee:

(i)   SUBI Collections for the Collection Period                           $25,335,521.89

      Amounts allocable to the 99% 2001-A SUBI Certificate                 $25,082,166.67

      Amounts allocable to the 1% 2001-A SUBI Certificate                  $   253,355.22

(ii)  Available Funds
      (i)   99% of SUBI Collections                                        $25,082,166.67
      (ii)  Advances                                                       $   764,838.66
      (iii) 99% of the Residual Value Surplus Draw Amount                          $ 0.00
      (iv)  The Optional Purchase Price                                            $ 0.00

(iii) Interest accrued on the Class A Notes during the Accrual Period
            Class A-1                                                              $ 0.00
              Dollar Amount per $ 1,000 of original principal balance              $ 0.00
            Class A-2                                                         $ 52,710.93
              Dollar Amount per $ 1,000 of original principal balance              $0.543
            Class A-3                                                      $ 1,035,000.00
              Dollar Amount per $ 1,000 of original principal balance            $ 13.800
            Class A-4                                                      $ 1,365,350.00
              Dollar Amount per $ 1,000 of original principal balance            $ 14.525
            Class A-5                                                      $ 1,600,174.08
              Dollar Amount per $ 1,000 of original principal balance            $ 15.425

(iv)  Interest accrued on the Subordinated Notes during the Accrual Period   $ 319,265.35

(v)   Interest on the Aggregate Certificate Balance of the Trust
      Certificates during the Accrual Period                              $281,913.75
         Transferor Trust Certificate Amount                                $2,819.14
         Dollar Amount per $1,000 of original principal balance of
           the Transferor Trust Certificate                                  $ 16.875
         Other Trust Certificates Amount                                 $ 279,094.61
         Dollar Amount per $1,000 of original principal balance of
           the Other Trust Certificates                                      $ 16.875

(vi)   Outstanding Amounts as of the day immediately preceding the
       Payment Date
         Class A Notes
         Class A-1                                                             $ 0.00
            Dollar Amount per $1,000 of original principal balance             $ 0.00
         Class A-2                                                     $ 4,094,053.12
            Dollar Amount per $1,000 of original principal balance           $ 42.207
         Class A-3                                                    $ 75,000,000.00
            Dollar Amount per $1,000 of original principal balance         $ 1,000.00
         Class A-4                                                    $ 94,000,000.00
            Dollar Amount per $1,000 of original principal balance         $ 1,000.00
         Class A-5                                                    $103,739,000.00
            Dollar Amount per $1,000 of original principal balance          $1,000.00
         Subordinated Notes                                           $ 18,919,427.88
            Dollar Amount per $1,000 of original principal balance         $ 1,000.00
         Aggregate Certificate Balance of the Trust Certificates      $ 16,706,000.00
            Dollar Amount per $1,000 of original principal balance         $ 1,000.00
(vii)  SUBI Collections
         Deposited into the Note Distribution Account                  $ 4,053,235.01
         Class A-1                                                             $ 0.00
         Class A-2                                                        $ 52,710.93
         Class A-3                                                      $1,035,000.00
         Class A-4                                                     $ 1,365,350.00
         Class A-5                                                     $ 1,600,174.08
         Deposited into the Certificate Distribution Account             $ 281,913.75

(viii) (A) Reserve Fund Balance as of the previous Payment Date       $ 14,478,666.41
           Reserve Fund Requirement (constant)                        $ 14,478,666.41
           Reserve Fund at the beginning of the Collection Period     $ 14,478,666.41
           Reserve Fund at the end of the Collection Period            $14,478,666.41
       (B) Reserve Fund Deposit Amount (Sub Note Interest/
           Principal & Bank Interest)                                    $ 439,590.06
       (C) Reserve Fund Draw Amount                                            $ 0.00
       (D) Reserve Fund Balance after all withdrawals and deposits
           in respect of the Payment Date                             $ 14,478,666.41
       (E) Change in the Reserve Fund Balance from the prior
           Payment Date                                                        $ 0.00

(ix)   Class A Notes Distribution Amount
         Class A-1                                                             $ 0.00
           Dollar Amount per $1,000 of original principal balance              $ 0.00
         Portion Allocable to Interest                                         $ 0.00
           Dollar Amount per $1,000 of original principal balance              $ 0.00
         Class A-2                                                      $4,146,764.05
           Dollar Amount per $1,000 of original principal balance            $ 42.750
         Portion Allocable to Interest                                    $ 52,710.93


       Dollar Amount per $1,000 of original principal balance            $ 0.543
     Class A-3                                                    $16,391,488.38
       Dollar Amount per $1,000 of original principal balance          $ 218.553
     Portion Allocable to Interest                                $ 1,035,000.00
       Dollar Amount per $1,000 of original principal balance           $ 13.800
     Class A-4                                                    $ 1,365,350.00
       Dollar Amount per $1,000 of original principal balance           $ 14.525
     Portion Allocable to Interest                                $ 1,365,350.00
       Dollar Amount per $1,000 of original principal balance           $ 14.525
     Class A-5                                                    $ 1,600,174.08
       Dollar Amount per $1,000 of original principal balance           $ 15.425
     Portion Allocable to Interest                                $ 1,600,174.08
       Dollar Amount per $1,000 of original principal balance           $ 15.425
Certificate Distribution Amount                                       281,913.75
       Dollar Amount per $1,000 of original principal balance           $ 16.875
       Portion Allocable to Interest                              $   281,913.75
       Dollar Amount per $1,000 of original principal balance           $ 16.875

(x)  Quarterly Principal Distributable Amount
       Class A Notes
       Class A-1                                                          $ 0.00
         Dollar Amount per $1,000 of original principal balance           $ 0.00
       Class A-2                                                  $ 4,094,053.12
         Dollar Amount per $1,000 of original principal balance           42.207
       Class A-3                                                  $15,356,488.38
         Dollar Amount per $1,000 of original principal balance          204.753
       Class A-4                                                          $ 0.00
         Dollar Amount per $1,000 of original principal balance           $ 0.00
       Class A-5                                                          $ 0.00
         Dollar Amount per $1,000 of original principal balance           $ 0.00
       Subordinated Notes                                                 $ 0.00
         Dollar Amount per $1,000 of original principalbalance            $ 0.00
       Trust Certificates                                                 $ 0.00
         Dollar Amount per $1,000 of original principal balance           $ 0.00

Optimal Principal Distributable Amount
      Class A Notes
        Class A-1                                                         $ 0.00
          Dollar Amount per $ 1,000 of original principal balance         $ 0.00
        Class A-2                                                 $ 4,094,053.12
          Dollar Amount per $1,000 of original principal balance        $ 42.207
        Class A-3                                                 $15,356,488.38
          Dollar Amount per $ 1,000 of original principal balance      $ 204.753
        Class A-4                                                         $ 0.00
          Dollar Amount per $ 1,000 of original principal balance         $ 0.00
        Class A-5                                                         $ 0.00
          Dollar Amount per $ 1,000 of original principal balance         $ 0.00
      Subordinated Notes                                                  $ 0.00
          Dollar Amount per $ 1,000 of original principal balance         $ 0.00
      Trust Certificates                                                  $ 0.00
          Dollar Amount per $ 1,000 of original principal balance         $ 0.00
Principal Shortfall Amount
      Class A Notes

        Class A-1                                                         $0.00
          Dollar Amount per $1,000 of original principal balance          $0.00
        Class A-2                                                         $0.00
          Dollar Amount per $1,000 of original principal balance          $0.00
        Class A-3                                                         $0.00
          Dollar Amount per $1,000 of original principal balance          $0.00
        Class A-4                                                         $0.00
          Dollar Amount per $1,000 of original principal balance          $0.00
        Class A-5                                                         $0.00
          Dollar Amount per $1,000 of original principal balance          $0.00
        Subordinated Notes                                                $0.00
          Dollar Amount per $1,000 of original principal balance          $0.00
        Trust Certificates                                                $0.00
          Dollar Amount per $1,000 of original principal balance          $0.00

(xi)    Class A-1 Note Factor                                         0.0000000
        Class A-2 Note Factor                                         0.0000000
        Class A-3 Note Factor                                         0.7952468
        Class A-4 Note Factor                                         1.0000000
        Class A-5 Note Factor                                         1.0000000
        Subordinated Note Factor                                      1.0000000
        Certificate Factor (does not include Transferor Trust
          Certificate)                                                1.0000000

(xii)   Residual Value Losses for the immediately preceding
          Collection Period                                               $0.00
        Residual Value Surplus for the immediately preceding
          Collection Period                                               $0.00
        Amount on Deposit in the Residual Value Surplus Account           $0.00
        Residual Value Surplus Draw Amount included in Available Funds    $0.00
        Residual Value Surplus Draw Amount                                $0.00

(xiii)  Special Event Purchases during the Collection Period              $0.00
        Aggregate Securitization Value (as of Cutoff Date or during the   $0.00
        related Calendar Year, as applicable) of Special Event Purchases made year-to-date

(xiv)   Sales Proceeds Advances included in Available Funds         $771,171.39
        Financial Component Advances included in Available Funds     ($2,444.24)

(xv)    Payment Date Advance Reimbursement for the Accrual Period
           For Credit Losses                                          $3,888.49
           For Sales Proceeds Advances Outstanding for 9 or months        $0.00

(xvi)   Amounts released to the Transferor
           As Subordinated Noteholder                               $319,265.35
           As Holder of the Transferor Trust Certificate          $1,095,873.28

(xvii)  Administration Fee for the Collection Period                $766,501.16
        Any unpaid fees in respect of one or more prior
          Collection Periods                                              $0.00

(xviii) Retained SUBI Certificate Distribution Amount               $245,612.78
        Retained SUBI Certificate Amount                            $253,355.22
        Retained Administration Fee for the Collection Period         $7,742.44

(xix) Net Investment Earnings on the SUBI Collection Account
      and the Residual Value Surplus Account                         $60,828.37

(xx)  Net Investment Earnings on the Reserve Fund                    $59,496.34

(xxi) Amount distributable to the Transferor from the Residual
      Value Surplus Account                                              $ 0.00

IN WITNESS WHEREOF, the undersigned has duly executedthis Certificate on:

   Ryder Truck Rental as Administrative Agent

                               /s/ W. Daniel Susik
                              ---------------------
                                 W. Daniel Susik
                        Senior Vice President & Treasurer
                            Ryder Truck Rental, Inc.
                (Authorized Officer of the Administrative Agent)